Exhibit 99.2

Product Candidate (Pathway) Discovery Preclin Phase 1 Phase 2 Phase 3 Edasalonexent CAT-1004 (NF-kB) Edasalonexent CAT-1004 (NF-kB) Edasalonexent CAT-1004 (NF-kB) CAT-5571 (Autophagy) Duchenne muscular dystrophy (4-7 yo) Phase 2 complete Preparing for Phase 3 IND-enabled Non-Ambulatory DMD Cystic fibrosis Becker Muscular Dystrophy Designing Phase 2 Exploring potential in BMD